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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  February 10, 2000


                                  Casmyn Corp.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


              Colorado               0-14136              84-0987840
           ---------------         ------------        ----------------
          (State or other         (Commission         (I.R.S. Employer
          jurisdiction of         File Number)         Identification
           incorporation)                                   Number)


        28720 Canwood Street, Suite 207, Agoura Hills, California   91301
       --------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code:  (818) 879-6501


                                  Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

     On February 10, 2000, the Company issued a news release relating to the Company's pending Chapter 11 bankruptcy proceedings, which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

      (c)  Exhibits:


Exhibit
Number      Description
------      -----------
99.1        News release dated February 10, 2000







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Casmyn Corp.
                                              ------------------------
                                                    (Registrant)



Date:  February 11, 2000                 By: /s/ ROBERT N. WEINGARTEN
                                              ------------------------
                                              Robert N. Weingarten
                                              Chief Financial Officer



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